EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James F. House, President and Chief Executive Officer of United Security Bancshares, Inc., and Thomas S. Elley, Vice President, Treasurer, Assistant Secretary, Principal Financial Officer and Principal Accounting Officer of United Security Bancshares, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of United Security Bancshares, Inc. for the fiscal year ended December 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of United Security Bancshares, Inc.

/s/ James F. House
James F. House
President and Chief Executive Officer
March 21, 2014

/s/ Thomas S. Elley
Thomas S. Elley
Vice President, Treasurer, Assistant Secretary,
Principal Financial Officer and Principal Accounting Officer
March 21, 2014